Exhibit 99.1

Hexcel Corporation Advises $0.9 Million Increase in Its Tax Provision
             for the Fourth Quarter and Full Year of 2006


    STAMFORD, Conn.--(BUSINESS WIRE)--March 1, 2007--Hexcel Corporation (NYSE: HXL), today advised that it is increasing its tax provision for the fourth quarter and full year of 2006 by $0.9 million to $11.5 million and $34.1 million, respectively. As a result, net income for the fourth quarter and the full year of 2006 are reduced by $0.9 million to $18.1 million and $65.9 million, respectively. Reflecting this change, diluted net income per common share is reduced by $0.01 to $0.19 for the fourth quarter of 2006 and $0.69 for the full year of 2006.

    In addition, the Company has concluded that its $119.2 million release of valuation allowance against its U.S. deferred tax assets as of December 31, 2005 should have been $3.5 million lower. It has recorded this adjustment in adopting the provisions of Staff Accounting Bulletin No. 108 by a reduction to retained earnings.

    Attached are the condensed consolidated statements of operations for the fourth quarter and full year of 2006, together with the condensed consolidated balance sheet as of December 31, 2006, each updated to reflect these changes. The Company has today filed its 2006 Annual Report on Form 10-K reflecting these changes.

    Hexcel Corporation is a leading advanced structural materials company. It develops, manufactures and markets lightweight, high-performance structural materials, including carbon fibers, reinforcements, prepregs, honeycomb, matrix systems, adhesives and composite structures for use in commercial aerospace, space and defense, and industrial applications.


Hexcel Corporation and Subsidiaries
Condensed Consolidated Statements of Operations
----------------------------------------------------------------------
                                             Unaudited
                              ----------------------------------------
                                 Quarter Ended         Year Ended
                                  December 31,        December 31,
(In millions, except per
 share data)                    2006      2005       2006      2005
----------------------------- --------- ---------- --------- ---------
Net sales                     $  299.2  $  278.2   $1,193.1  $1,139.5
Cost of sales                    234.2     219.6      928.3     889.4
----------------------------------------------------------------------

 Gross margin                     65.0      58.6      264.8     250.1
    % Gross Margin                21.7%     21.1%      22.2%     21.9%

Selling, general and
 administrative expenses          28.4      26.3      113.2     104.9
Research and technology
 expenses                          8.2       5.8       30.4      25.3
Business consolidation and
 restructuring expenses            9.3       1.1       14.8       2.9
Other expense, net                   -         -          -      15.1
----------------------------------------------------------------------

  Operating income                19.1      25.4      106.4     101.9

Interest expense                   6.3       7.2       28.0      33.9
Non-operating (income)
 expense                         (15.7)        -      (15.7)     40.9
----------------------------------------------------------------------

 Income from continuing
  operations before income
  taxes, equity in earnings
  and discontinued operations     28.5      18.2       94.1      27.1
Provision (benefit) for
 income taxes                     11.5    (117.0)      34.1    (109.1)
----------------------------------------------------------------------

 Income from continuing
  operations before equity in
  earnings and discontinued
  operations                      17.0     135.2       60.0     136.2
Equity in earnings of
 affiliated companies              0.9       1.0        4.1       3.6
----------------------------------------------------------------------

  Net income from continuing
   operations                     17.9     136.2       64.1     139.8
Income from discontinued
 operations, net of tax            0.2       0.2        1.8       1.5
----------------------------------------------------------------------

  Net income                      18.1     136.4       65.9     141.3
Deemed preferred dividends
 and accretion                       -     (14.4)         -     (30.8)
----------------------------------------------------------------------
  Net income available to
   common shareholders        $   18.1  $  122.0   $   65.9  $  110.5
----------------------------------------------------------------------

Basic net income per common
 share:

 Continuing operations        $   0.19  $   1.77   $   0.69  $   1.81
 Discontinued operations             -         -       0.02      0.03
----------------------------------------------------------------------
 Basic net income per common
  share                       $   0.19  $   1.77   $   0.71  $   1.84

Diluted net income per common
 share:
 Continuing operations        $   0.19  $   1.44   $   0.67  $   1.49
 Discontinued operations             -         -       0.02      0.02
----------------------------------------------------------------------
 Diluted net income per
  common share                $   0.19  $   1.44   $   0.69  $   1.51

Weighted-average common
 shares:

  Basic                           93.7      69.1       93.4      60.0
  Diluted                         95.6      94.4       95.5      93.7
----------------------------------------------------------------------


Hexcel Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
----------------------------------------------------------------------
                                                   Unaudited
                                         -----------------------------
(In millions, except per share data)     December  September December
                                            31,       30,       31,
                                           2006      2006      2005
----------------------------------------------------------------------
Assets
Current assets:
Cash and cash equivalents                $   25.7  $   13.0  $   21.0
Accounts receivable, net                    181.5     183.6     153.0
Inventories, net                            171.5     161.0     146.0
Assets held for sale                         10.5      10.0       7.6
Prepaid expenses and other current
 assets                                      36.6      34.5      42.7
----------------------------------------------------------------------
Total current assets                        425.8     402.1     370.3

Property, plant and equipment               834.7     798.6     708.2
Less accumulated depreciation              (464.3)   (463.1)   (428.3)
----------------------------------------------------------------------
Net property, plant and equipment           370.4     335.5     279.9

Goodwill and other intangibles, net          75.9      75.4      74.5
Investments in affiliated companies          11.1      16.5      14.3
Assets held for sale                          5.9       5.5       5.7
Deferred tax assets                         101.5     110.1     107.6
Other assets                                 22.3      30.6      28.3
----------------------------------------------------------------------
Total assets                             $1,012.9  $  975.7  $  880.6
----------------------------------------------------------------------

Liabilities and Stockholders' Equity
Current liabilities:
Notes payable and current maturities of
 capital lease obligations               $    2.5  $    5.0  $    3.0
Accounts payable                            104.0      88.7      92.2
Accrued liabilities                         106.6      92.0      96.8
Liabilities related to assets held for
 sale                                         6.2       5.3       3.8
----------------------------------------------------------------------
Total current liabilities                   219.3     191.0     195.8

Long-term notes payable and capital
 lease obligations                          409.8     426.8     416.8
Liabilities related to assets held for
 sale                                         1.4       1.3       1.2
Other non-current liabilities                80.8      59.9      56.1
----------------------------------------------------------------------
Total liabilities                           711.3     679.0     669.9


Stockholders' equity:
Preferred stock, no par value, 20.0
 shares authorized, no shares
 issued or outstanding                          -         -         -
Common stock, $0.01 par value, 200.0
 shares authorized,
95.5 shares issued at December 31, 2006,
 95.3 shares issued at September 30,
 2006 and 94.1 shares issued at December
 31, 2005                                     1.0       1.0       0.9
Additional paid-in capital                  479.3     477.3     455.0
Accumulated deficit                        (157.1)   (174.7)   (222.5)
Accumulated other comprehensive income
 (loss)                                      (1.8)     12.4      (7.3)
----------------------------------------------------------------------
                                            321.4     316.0     226.1
Less - Treasury stock, at cost, 1.7
 shares at December 31, 2006 and
September 30, 2006 and 1.5 shares at
 December 31, 2005                          (19.8)    (19.3)    (15.4)
----------------------------------------------------------------------
Total stockholders' equity                  301.6     296.7     210.7
----------------------------------------------------------------------
Total liabilities and stockholders'
 equity                                  $1,012.9  $  975.7  $  880.6
----------------------------------------------------------------------

    CONTACT: Hexcel Corporation
             Investors:
             Stephen C. Forsyth, 203-969-0666 ext. 425 stephen.forsyth@hexcel.com or
             Media:
             Michael Bacal, 203-969-0666 ext. 426
             michael.bacal@hexcel.com